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                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                              11 3/4% SENIOR NOTES
                                    DUE 2006
                              IN EXCHANGE FOR NEW
                     11 3/4% SERIES B SENIOR NOTES DUE 2006
                                       OF
                             EVENFLO COMPANY, INC.

    Registered holders of outstanding 11 3/4% Senior Notes due 2006 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 11 3/4% Series B Senior Notes due 2006 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to HSBC Bank USA (formerly known as Marine Midland Bank) (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facisimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              MARINE MIDLAND BANK

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                 BY HAND:                                       BY MAIL:
              HSBC Bank USA                       (INSURED OR REGISTERED RECOMMENDED)
          140 Broadway, Level A                              HSBC Bank USA
      New York, New York 10005-1180                      140 Broadway, Level A
         Attention: Paulette Shaw                    New York, New York 10005-1180
                                                        Attention: Paulette Shaw
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                             BY OVERNIGHT EXPRESS:

                                 HSBC Bank USA
                             140 Broadway, Level A
                         New York, New York 10005-1180
                            Attention: Paulette Shaw

                                 BY FACSIMILE:

                                 (212) 658-2292
                        (For Eligible Institutions Only)

                                 BY TELEPHONE:
                                 (212) 658-5931

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated May   , 1999 of Evenflo Company, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

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                             DESCRIPTION OF SECURITIES TENDERED
 -------------------------------------------------------------------------------------------
                                                  NAME AND
                                                 ADDRESS OF
                                                 REGISTERED
                                                HOLDER AS IT    CERTIFICATE      PRINCIPAL
                                               APPEARS ON THE    NUMBER(S)         AMOUNT
                                                 OLD NOTES      OF OLD NOTES    OF OLD NOTES
          NAME OF TENDERING HOLDER             (PLEASE PRINT)     TENDERED        TENDERED
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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

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
Name of Firm:                                            (Authorized Signature)
Address:                                      Title:
                 (Zip Code)                   Name:
Area Code and Telephone No.:                  Date:      (Please type or print)
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    NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.